INCOME STATEMENT (Page 1 of 2)                                                                                         Filing
                                                                                                                    October 1, 1998
                                        November             December            January             February          to Date
                                    ----------------    ----------------    ----------------    ----------------   ----------------

GROSS SALES
     Interest Income                $     2,359,240     $       133,026     $       120,039     $       128,778    $  5,710,895
     Servicing Income                       627,509            (219,394)            584,778             766,674       2,471,476
     Prepayment Penalty Income              762,923             967,887           1,232,858             659,343       4,481,829
     Less: Returns and Allowances               -                   -                   -                   -               -
                                    ----------------    ----------------    ----------------    ----------------   -------------
NET SALES                                 3,749,672             881,519           1,937,675           1,554,795      12,664,200

COST OF SALES
     BEGINNING INVENTORY                        -                   -                   -                   -               -
     Add:   PURCHASES                           -                   -                   -                   -               -
     Less:  ENDING INVENTORY                    -                   -                   -                   -               -
                                    ----------------    ----------------    ----------------    ----------------   -------------
COST OF GOODS SOLD                              -                   -                   -                   -               -

GROSS PROFIT                              3,749,672             881,519           1,937,675           1,554,795      12,664,200

OTHER OPERATING EXPENSES:
     OFFICER SALARIES/DRAWS                 612,381             299,637             290,739             214,410       1,830,367
     DIRECT LABOR/SALARIES                  740,169             364,673             196,131             213,631       1,941,801
     BENEFITS/PAYROLL TAXES                 206,435              11,991             102,529              53,258         623,506
     SUPPLIES                                13,597              28,404               4,174              10,529          83,524
     INSURANCE                               28,427              31,527              28,427              28,427         154,238
     RENT                                   287,879              57,755              51,533              75,159         760,894
     GENERAL AND ADMINISTRATIVE           1,623,341           1,497,692           1,048,984             781,433       5,514,839
     DEPRECIATION/AMORTIZATION              420,588             327,568             160,042             160,042       1,493,317
                                    ----------------    ----------------    ----------------    ----------------   -------------
TOTAL OPERATING EXPENSES                  3,932,817           2,619,247           1,882,559           1,536,889      12,402,486
                                    ----------------    ----------------    ----------------    ----------------   -------------
NET OPERATING INCOME (LOSS)                (183,145)         (1,737,728)             55,116              17,906         261,714


ADD:   OTHER INCOME  (2)                      5,533              38,150           1,030,005              87,303       1,212,599
LESS OTHER EXPENSES:
     INTEREST EXPENSE                    (1,777,895)           (517,419)           (688,451)           (383,113)     (5,420,753)
     OTHER (3)                            1,636,646          (3,467,844)         (1,095,623)           (434,491)     (4,439,260)
                                    ----------------    ----------------    ----------------    ----------------   -------------
TOTAL OTHER EXPENSES                       (318,861)         (5,684,841)           (698,953)           (712,395)     (8,385,700)

GAIN/(LOSS) SALE OF ASSETS                  271,947            (544,418)         (3,230,938)            (64,328)     (3,567,737)
                                    ----------------    ----------------    ----------------    ----------------   -------------
INCOME (LOSS) BEFORE TAXES                  (46,914)         (6,229,259)         (3,929,891)           (776,723)    (11,953,437)

INCOME TAXES                                698,677           1,145,987           1,176,222             142,025       3,118,383
                                    ----------------    ----------------    ----------------    ----------------   -------------
NET INCOME (LOSS)                   $       651,763     $    (5,083,272)    $    (2,753,669)    $      (634,698)   $ (8,835,054)
                                    ================    ================    ================    ================   =============


(2)  Schedule of Other Income attached
(3)  Schedule of Other Expense attached

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATIONS

                                                                                                                     Filing
                                                                                                                 October 1, 1998
                                                   November          December       January        February          to Date
                                                ---------------  --------------  -------------  --------------  --------------
NET INCOME (LOSS)                               $     651,763    $ (5,083,272)   $(2,753,669)   $   (634,698)   $  (8,835,054)

ADJUSTMENTS TO RECONCILE
NET INCOME TO NET CASH:
      DEPRECIATION/AMORTIZATION                       420,588         327,568        281,843         311,607        1,766,683
      (GAIN)LOSS ON SALE OF ASSETS                    855,295         544,418      3,230,938          64,328        4,694,979
      (INCREASE)DECREASE IN RECEIVABLES             7,616,002      (1,375,363)     2,254,471        (392,798)       9,459,386
      (INCREASE)DECREASE IN INVENTORY (1)         293,830,863       1,005,339        242,557          72,371      295,573,948
      INCREASE(DECREASE) IN PAYABLES               (9,580,662)       (457,059)       721,311         211,909       (7,898,481)
      OTHER, NET (2)                                  (30,604)      3,854,169         14,631         719,480        6,047,385
                                                ---------------  --------------  -------------  --------------  ---------------
NET CASH PROVIDED BY OPERATIONS                   293,763,245      (1,184,200)     3,992,082         352,199      300,808,846

CASH FLOWS FROM INVESTING/FINANCING
      (PURCHASE OF)FIXED ASSETS                           -               -              -               -                -
      CAPITAL CONTRIBUTIONS                               -               -              -               -                -
      LOAN PROCEEDS (SCHEDULE F, NUMBER 6)                -           125,122     38,960,936             -         39,086,058
      LOAN PRINCIPAL/CAPITAL LEASE (PAYMENTS)     294,217,616)        (11,538)   (38,690,645)       (309,021)    (333,326,742)
                                                ---------------  --------------  -------------  --------------  ---------------
      NET INCREASE (DECREASE) IN CASH                (454,371)     (1,070,616)     4,262,373          43,178        6,568,162

BEGINNING CASH                                      5,718,040       5,263,669      4,193,053       8,455,426        1,930,442
                                                ---------------  --------------  -------------  --------------  ---------------
ENDING CASH                                     $   5,263,669     $ 4,193,053    $ 8,455,426    $  8,498,604    $   8,498,604
                                                ===============   =============  =============  ==============  ===============

(1)   Mortgage Loans held for Sale
(2)   Accrual of Operations of subsidiaries     $  (1,636,644)    $ 3,467,844    $ 1,095,623    $    434,491    $   4,439,262
      Residual Loan Interests                         213,341         258,976        909,933         286,874        1,949,095
      Prepaid expenses and other assets, net        1,392,699         127,349     (1,990,925)         (1,885)        (340,972)
                                                ---------------  --------------  -------------  --------------  ---------------
                                                $     (30,604)    $ 3,854,169    $    14,631    $    719,480    $   6,047,385
                                                ===============   =============  =============  ==============  ===============

                                    7 of 21

COMPARATIVE BALANCE SHEET (Page 1 of 2)

                                                     AS OF              AS OF             AS OF              AS OF
                                                   11/30/98           12/31/98          01/31/99           02/28/99
                                                ----------------  -----------------  ----------------  -----------------
ASSETS
------
Current Assets:
    Cash                                        $     5,263,669   $      4,193,053   $     8,455,426   $      8,498,604
    Inventory (Mortgage Loans Held for Sale)          7,864,513          6,859,174         6,616,617          6,544,246
    Accounts Receivable                              95,136,737         96,512,100        94,257,629         94,650,427
       (net of bad debts)
    Notes Receivable
    Other (attach schedule)                           1,621,035          1,535,181         3,149,915          2,993,576
                                                ----------------  -----------------  ----------------  -----------------
Total Current Assets                                109,885,954        109,099,508       112,479,587        112,686,853

Fixed Assets:
    Property and Equipment                            9,166,950          7,668,219         1,500,368          1,436,040
    Less: Accumulated Depreciation                   (4,133,906)        (3,412,619)         (408,799)          (408,799)
                                                ----------------  -----------------  ----------------  -----------------
Total Fixed Assets                                    5,033,044          4,255,600         1,091,569          1,027,241
Other Assets (attach schedule)                      324,015,488        320,152,631       317,174,516        316,299,768
                                                ----------------  -----------------  ----------------  -----------------

TOTAL ASSETS                                    $   438,934,486   $    433,507,739   $   430,745,672   $    430,013,862
                                                ================  =================  ================  =================

LIABILITIES
-----------
Postpetition Liabilities:
    Accounts Payable                            $       104,337   $         41,155   $        99,496   $         82,481
    Notes Payable                                                          125,122        38,957,990         38,649,723
    Rents and Leases Payable
    Taxes Payable
    Accrued Interest                                                                          78,563            121,742
    Other                                               729,034          1,239,891         3,095,204          3,419,228
                                                ----------------  -----------------  ----------------  -----------------
Total Postpetition Liabilities                          833,371          1,406,168        42,231,253         42,273,174

Prepetition Liabilities (Noncurrent):
    Unsecured Debt                                  171,362,497        171,637,000       171,606,879        171,609,871
    Notes Payable-Secured                           151,616,803        151,576,120       111,948,980        111,948,980
    Priority Claims:
       Taxes                                             76,332             76,332            76,332             76,332
       Wages                                          1,409,372          1,405,267         1,405,267          1,405,267
       Deposits
    Other                                            17,882,417         16,736,430        15,560,208         15,418,183
                                                ----------------  -----------------  ----------------  -----------------
Total Prepetition Liabilities                       342,347,421        341,431,149       300,597,666        300,458,633

                                                ----------------  -----------------  ----------------  -----------------
TOTAL LIABILITIES                                   343,180,792        342,837,317       342,828,919        342,731,807

OWNER EQUITY (DEFICIT)                               95,753,694         90,670,422        87,916,753         87,282,055

                                                ----------------  -----------------  ----------------  -----------------
TOTAL LIABILITIES AND OWNER EQUITY              $   438,934,486   $    433,507,739   $   430,745,672   $    430,013,862

                                                ================  =================  ================  =================

                                   SCHEDULE F

    STATEMENT OF PERSONNEL, INSURANCE AND OPERATIONS

1.  PERSONNEL REPORT (required if more than ten employees)

                                                          Full Time    Part Time
    Total number of employees at beginning of period             83           -
    Number hired during period                                    3           -
    Number terminated or resigned during period                   2           -
                                                         -----------  ----------
    Total number of employees on payroll at period end           84           -

    Total Payroll for the period:                 $ 396,084

    Includes payment of severance and retention compensation for terminated employees

2.  INSURANCE - Copies of certificates of insurance must accompany first report.

    For subsequent months, explain any changes in insurance coverage:

    Copies of insurance certificates have already been submitted.


3. Subsequent to the filing of the petition have any payments been made on prepetition unsecured debt, except as authorized by the court?


                 X               No.
    -----------------------------

                                 Yes.  Identify amount, who was paid and date paid:

    -----------------------------                                                  -------------------------------

    --------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------

4. Provide a narrative report of significant events which may have an effect on the financial condition of the debtor or any events out of the ordinary course of business, which have occurred since the period covered by this report. Attach separate sheet(s) if necessary.

    On March 19, 1999, the Bankruptcy Court approved the sale of certain mortgage loans held by the Debtor, pursuant to a Mortgage Loan Purchase and Sale Agreement dated as of March 1, 1999 (the "Sale Agreement"), between Bayview Financial Trading Group, LP and the Debtor. The Sale Agreement provided for two closings. The first closing occurred on March 22, 1999, and the Debtor received approximately $5.7 million in proceeds. Pursuant to the Financing Agreement between Bear Stearns International Ltd. and the Debtor, dated January 8, 1999, $2 million of the proceeds were paid to the Debtor and the remainder of the proceeds were remitted to Bear Stearns to pay the Debtor's debt to Bear Stearns. The second closing is scheduled for March 29, 1999.

                                    18 of 21

5. If assets, other than inventory sold in the ordinary course of business, were disposed of during the current month, provide the following information for each asset (attach separate sheet(s), if necessary):

                                                            ENTITY TO WHOM          AUTHORIZATION
                                                             TRANSFERRED             (e.g. notice
                                                            (relationship           dated _____ or
    DESCRIPTION                        VALUE ON               to debtor              court order
    OF ASSET                          BOOK BASIS               if any)               dated _____)                      Terms
    -------------------------------------------------------------------------------------------------------------------------------

    Fixed Assets                                                                 Oct. 21, 1998 all sales of
                                                                                 personal property approved

       Lake Oswego                     $64,328                 Maynards


                                    19 of 21

6. For each loan obtained during the current month provide the following information (attach separate sheet(s), if necessary):

                                                                                     C>
    -----------------------------------------------------------------------------------------------------
                                    AMOUNT OF LOAN          TERMS OF LOAN
      LENDER'S NAME                (describe right         (interest rate,           PROCEDURE FOR
      (Relationship               to receive future            maturity                OBTAINING
    to debtor, if any)            advances, if any)       collateral, etc.)          AUTHORIZATION
    -----------------------------------------------------------------------------------------------------




7. Statement of Disbursements and Fee paid to the U.S. Trustee pursuant to Federal Rule of Bankruptcy Procedure 2015(a)(5):

    --------------------------------------------------------------------------------------------------------

    QUARTER ENDING                                    TOTAL DISBURSEMENTS                     FEE PAID
    --------------                                    -------------------                     --------
       March 31, 1998
                                                      -------------------                     --------------
       June 30, 1998
                                                      -------------------                     --------------
       September 30, 1998
                                                      -------------------                     --------------
       December 31, 1998                               $        6,857,519 (1)                 $     10,000
                                                      -------------------                     --------------
       March 31, 1999                                  $        2,596,854 (1)
                                                      -------------------                     --------------

( 1 ) Excludes servicing disbursements

                                    20 of 21

INCOME STATEMENT
SUPPORTING SCHEDULE (2) OTHER INCOME

                                                                                                                   Filing
                                                                                                              October 1, 1998
                                                    November       December     January         February          to Date
                                               --------------   ------------  ------------   --------------  -----------------

Insurance Commissions Revenue (Servicing)      $       7,548    $    6,811    $    20,763    $     62,373    $       113,766
Discount on Early Payoff of Secured Financing                                   1,000,000                          1,000,000
Miscellaneous Refunds Received                        (2,015)       31,339          9,242          24,930             73,903
                                               --------------   ------------  ------------   --------------  -----------------
     TOTAL OTHER INCOME                        $       5,533    $   38,150    $ 1,030,005    $     87,303    $     1,187,669
                                               ==============   ============  ============   ==============  =================

 INCOME STATEMENT
 SUPPORTING SCHEDULE (3) OTHER EXPENSE

                                                                                                                     Filing
                                                                                                                  October 1, 1998
                                                 November         December         January           February        to Date
                                            ----------------   --------------   ---------------   -------------   ----------------

Equity in Operations (Losses) of Subsidiaries

     Oceanmark Financial Services           $            -     $ (1,548,458)    $    (246,476)    $    44,856     $   (1,927,044)
     Home America Financial Services               (78,612)        (314,202)          (32,740)       (124,513)          (661,234)
     Hallmark America                                    -                -                 -               -             (7,265)
     National Capital Funding, Inc.                (22,144)               -                 -               -           (114,156)
     Southern Pacific Mortgage Limited           1,737,400       (1,605,184)         (816,407)       (354,834)        (1,729,563)
                                            ----------------  ---------------   ---------------   -------------   ----------------

     TOTAL OTHER EXPENSE                    $    1,636,644    $  (3,467,844)    $  (1,095,623)    $  (434,491)    $   (4,439,262)
                                            ================  ===============   ===============   =============   ================

COMPARATIVE BALANCE SHEET
SUPPORTING SCHEDULES - OTHER ASSETS

                                                    AS OF            AS OF             AS OF            AS OF
                                                   11/30/98         12/31/98         01/31/99          02/28/99
                                                --------------   --------------   --------------   --------------

OTHER CURRENT ASSETS
    Prepaid Expenses                            $  1,464,976     $  1,384,119     $  2,997,327     $  2,845,762

    Prepaid Lease Deposit                            146,052          149,052          149,052          149,052

    Prepaid Maintenace Contracts                       1,238            1,059              880              701

    Miscellaneous Servicing Accounts                   8,769              951            2,656           (1,939)
                                                --------------   --------------   --------------   --------------

       TOTAL OTHER CURRENT ASSETS               $  1,621,035     $  1,535,181     $  3,149,915     $  2,993,576
                                                ==============   ==============   ==============   ==============

OTHER ASSETS
    Residual Loan Interests                      302,490,391      302,231,415      301,321,482      301,034,608

    Mortgage Servicing Rights                      7,343,613        7,183,570        7,023,528        6,863,486

    Investment in Subsidiaries                    13,370,766        9,902,922        8,807,299        8,372,808

    Real Estate Owned                                810,718          834,724           22,207           28,866
                                                --------------   --------------   --------------   --------------

       TOTAL OTHER ASSETS                       $324,015,488     $320,152,631     $317,174,516     $316,299,768
                                                ==============   ==============   ==============   ==============